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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2002, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 2002-FF4)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                 333-99463              06-1442101
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

600 Steamboat Road
Greenwich, Connecticut                                         06830
----------------------                                         -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

         On December 30, 2002, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2002-FF4, Asset-Backed Certificates, Series 2002-FF4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2002 (the "Agreement"), among Financial Asset Securities Corp. (the "Depositor"), Saxon Mortgage Services, Inc. ("Saxon") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee").

         On January 27, 2003 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, (i) with an aggregate principal balance equal to approximately $144,887,812.84 with funds on deposit in the pre-funding account (the "Group I Pre-Funding Account") and (ii) with an aggregate principal balance equal to approximately $125,646,152.26 with funds on deposit in the pre-funding account (the "Group II Pre-Funding Account") both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated January 27, 2003, between the Depositor and the Trustee (the "January Instrument"). On February 12, 2003 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, (i) with an aggregate principal balance equal to approximately $1,648,650.00 with funds on deposit in the Group I Pre-Funding Account and (ii) with an aggregate principal balance equal to approximately $1,401,200.00 with funds on deposit in the Group II Pre-Funding Account both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated February 12, 2003, between the Depositor and the Trustee (the "February Instrument," and together with the January Instrument, the "Instrument"). Attached to the Instrument is the Subsequent Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5.           Other Events
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Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate and fixed- rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate principal balance of approximately $440,808,982 as of December 1, 2002, (ii) the Mortgage Pool, which consisted of Group II Mortgage Loans having an aggregate principal balance of approximately $381,936,915 as of December 1, 2002, (iii) the Group I Pre-Funding Account, which contained approximately



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                                       -3-

$147,170,018 and (iv) the Group II Pre-Funding Account, which contained approximately $128,084,085. As more fully described above, on January 27, 2003 and on February 12, 2003, the Depositor purchased the Mortgage Loans with the funds on deposit in the Pre-Funding Account.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Cut-off Date.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


                  Exhibit No.                            Description
                  -----------                            -----------


                  4.2 Subsequent Transfer Instruments, dated as January 27, 2003 and February 12, 2003, respectively between Financial Asset Securities Corp. as seller and Wells Fargo Bank Minnesota, National Association, as trustee.

                  99.1 Characteristics of the Mortgage Pool as of the applicable Cut- off Date relating to First Franklin Mortgage Loan Trust 2002- FF4, Asset-Backed Certificates, Series 2002-FF4.












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                                       -4-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: February 25, 2003

                                             FINANCIAL ASSET SECURITIES CORP.


                                             By:   /s/ Frank Y. Skibo
                                                   --------------------------
                                             Name:     Frank Y. Skibo
                                             Title:











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                                       -5-

                                Index to Exhibits



                                                                                               Sequentially
       Exhibit No.                              Description                                    Numbered Page
       -----------                              -----------                                    -------------
           4.2            Subsequent Transfer Instruments, dated as
                          January 27, 2003 and February 12, 2003, respectively
                          between Financial Asset Securities Corp. as seller and
                          Wells Fargo Bank Minnesota, National Association, as
                          trustee.

           99.1 Characteristics of the Mortgage Pool as of the respective applicable Cut-off Date, relating to First Franklin Mortgage Loan Trust 2002-FF4,
                          Asset-Backed Certificates, Series 2002-FF4